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                                                                   EXHIBIT 99(c)


                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-97302 of BTG, Inc. and subsidiaries on Form S-8 of our report, dated March 9, 2001 appearing in this Current Report on Form 8-K of Research Planning, Inc., as of and for the year ended December 22, 2000.


/s/ McGladrey and Pullen, LLP

Bethesda, Maryland
June 8, 2001